UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2021

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 7, 2021, Summit Wireless Technologies, Inc. (the “Company”) entered into letter agreements (the “Inducement Agreements”) with holders (the “Holders”) of common stock purchase warrants previously issued by the Company to the Holders pursuant to two private placements conducted concurrently with registered direct public offerings of the Company’s securities that closed on June 8, 2020 and June 11, 2020, and which were still outstanding and had not been previously exercised (the “Existing Warrants”).

Pursuant to the Inducement Agreements, as an inducement and in consideration for a Holder’s exercise of the Existing Warrants for some or all of the shares of common stock, par value $0.0001 per share (the “Common Stock”) available thereunder, the Company has agreed to deliver to each such Holder new common stock purchase warrants (the “New Warrants”) to purchase a number of shares of Common Stock equal to 25% of the number of shares of Common Stock issued to such Holder in connection with its exercise of its Existing Warrants. The New Warrants are immediately exercisable upon issuance at an exercise price of $4.46 per share, which is greater than the average closing price of the Common Stock on the Nasdaq Capital Market for the five trading days prior to and including June 7, 2021, have an expiration date of June 8, 2026 and are exercisable on a cashless basis if the shares of Common Stock issuable upon exercise of the New Warrants have not been registered by the Company on a registration statement on or before 6 months after the date of issuance and there is no currently effective registration statement covering the New Warrants at the time of exercise. Pursuant to the Inducement Agreements, Holders have agreed to exercise Existing Warrants for an aggregate of 1,000,000 shares of Common Stock, resulting in gross proceeds to the Company of $2,584,800, and the Holders will receive New Warrants exercisable for an aggregate of up to 250,000 shares of Common Stock.

Pursuant to the terms of the Inducement Agreements and the New Warrants, the Company has agreed to file a registration statement on or before August 6, 2021 to register the shares of Common Stock underlying the New Warrants for resale and to use its commercially reasonable efforts to have such registration statement declared effective on or before December 5, 2021.

The Inducement Agreements contain customary representations, warranties, and covenants by the Company and each of the Holders. In addition, pursuant to the Inducement Agreements, the Company has agreed that neither it nor any of its subsidiaries will issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, or file any registration statement, or amendment or supplement thereto, with the U.S. Securities and Exchange Commission (“SEC”) within fifteen (15) trading days of the date of the Inducement Agreements, subject to certain limited exceptions provided in the Inducement Agreements.

Maxim Group LLC (“Maxim”) has provided services as the exclusive solicitation agent, pursuant to the terms of an engagement letter, dated June 7, 2021 (the “Solicitation Agreement”). Pursuant to the Solicitation Agreement, the Company has agreed to pay Maxim a cash fee equal to $180,936, which is equal to 7% of the total net proceeds received from the exercise of the Existing Warrants. In addition, pursuant to the Solicitation Agreement, the Company granted Maxim a right of first refusal, for a period of 280 days from the date Existing Warrants are exercised, to act as lead manager or lead placement agent in any and all future private or public equity offerings conducted by the Company.

The Company intends to use the proceeds of any exercise of the Existing Warrants for working capital and general corporate purposes.

The foregoing descriptions of the Inducement Agreements, the Solicitation Agreement, and the New Warrants are qualified in their entirety by reference to the full text of such Inducement Agreements, Solicitation Agreement, and New Warrants, the forms of which are attached as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K, and which are incorporated herein in their entirety by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02. The Company is issuing the New Warrants and will issue the shares of Common Stock issuable upon exercise of the New Warrants, in each case in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The New Warrants issued, or any shares of Common Stock issued upon the exercise of the New Warrants, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guaranties of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
4.1	Form of New Warrant.
10.1	Form of Inducement Agreement.
10.2	Solicitation Agreement, dated June 7, 2021, by and between the Company and Maxim Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2021	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer